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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 1999


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
           (Exact name of the registrant as specified in its charter)


                     CHASE MANHATTAN AUTO OWNER TRUST 1997-B
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                                    (Issuer)


         Delaware                       333-7575                22-2382028
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

             802 Delaware Avenue, Wilmington, Delaware           19801
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             (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033


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Item 5.  Other Events:

         Chase Manhattan Auto Owner Trust is the issuer of five classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of June 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On October 15, 1999, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits        Description
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                  20.1 Monthly Statement to Certificateholders with respect to the October 15, 1999 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 29, 1999

                                              By: THE CHASE MANHATTAN BANK,
                                              USA, NATIONAL ASSOCIATION
                                              as Servicer


                                              By:  /s/ Patricia Garvey
                                                   -------------------------
                                              Name:  Patricia Garvey
                                              Title: Vice President

                             INDEX TO EXHIBITS
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Exhibit No.                  Description
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20.1                         Statement to Certificateholders dated 10/15/1999
                             delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1997.